COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

                        COVA VARIABLE ANNUITY ACCOUNT ONE

                        Supplement dated January 15, 1999

This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by Cova Financial Services Life Insurance Company and Cova Variable Annuity Account One.

1. As of the date of this supplement, the following investment portfolios are now also available in connection with your contract:

               Templeton International Fund
               Templeton Stock Fund
               Templeton Developing Markets Fund

2. The following supplements the information contained in the Cova Variable Annuity Account One Fee Table under the heading "Investment Portfolio Expenses:"

TEMPLETON VARIABLE PRODUCTS SERIES FUND, CLASS 1 SHARES

                                                 Management           12b-1         Other          Total Annual
                                                   Fees               Fees         Expenses     Portfolio Expenses
                                                   ----               ----         --------     ------------------

Managed by Templeton Investment Counsel, Inc.

   Templeton International *                      .69%                --             .19%                .88%
   Templeton Stock *                              .69%                --             .19%                .88%

Managed by Templeton Asset Management Ltd.

   Templeton Developing Markets                  1.25%                --             .33%               1.58%

     * Management Fees and Total Annual Portfolio Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Annual Portfolio Expenses before May 1, 1997 were lower.

3. The following supplements the information contained under the heading "Examples:"

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     (a) upon  surrender at the end of each time period;
     (b) if the contract is not surrendered or is annuitized.

                                                                         Time  Periods
                                                                 1 year                3 years
    Managed by Templeton Investment Counsel, Inc.

    Templeton International                                      (a)$74.10        (a)$119.07
                                                                 (b)$24.10        (b)$ 74.07

    Templeton Stock                                              (a)$74.10        (a)$119.07
                                                                 (b)$24.10        (b)$ 74.07

    Managed by Templeton Asset Management Ltd.

    Templeton Developing Markets                                 (a)$81.08        (a)$139.90
                                                                 (b)$31.08        (b)$ 94.90

4. The following supplements Section 4 - Investment Options:

TEMPLETON VARIABLE PRODUCTS SERIES FUND

Templeton Variable Products Series Fund is a mutual fund with multiple portfolios. Templeton Variable Products Series Fund issues two classes of shares
- Class 1 and Class 2. Only shares of Class 1 are available under your contract. Templeton Investment Counsel, Inc. is the investment manager of the Templeton International Fund and the Templeton Stock Fund and Templeton Asset Management Ltd. is the investment manager of the Templeton Developing Markets Fund. The following portfolios are available under the contract:

     Templeton International Fund
     Templeton Stock Fund
     Templeton Developing Markets Fund

5.  The following is added to Section 10 - Other Information:

YEAR 2000

Cova has developed and initiated plans to assure that its computer systems will function properly in the year 2000 and later years. These efforts have included receiving assurances from outside service providers that their computer systems will also function properly in this context. Included within these plans are the computer systems of the advisers and sub-advisers of the various investment portfolios underlying the Separate Account.

Although an assessment of the total cost of implementing these plans has not been completed, the total amounts to be expended are not expected to have a material effect on Cova's financial position or results of operations. Cova believes that it has taken all reasonable steps to address these potential problems. There can be no assurance, however, that the steps taken will be adequate to avoid any adverse impact.

6. The following  supplements the performance  information contained in Appendix
B:

PART 2 TEMPLETON VARIABLE PRODUCTS SERIES FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 6/30/98

                           Fund     Performance               Accumulation     Unit     Performance
                                 Column A                           Column B               Column C
                                                              (reflects insurance       (reflects all charges
                                                              charges and portfolio     and portfolio
                                                              expenses)                 expenses)

                           Portfolio                  10 yrs                      10 yrs                   10 yrs
Portfolio,                 Inception                  or since                   or since                  or since
Class 1 Shares             Date     1 yr     5 yrs   inception    1 yr 5 yrs    inception   1 yr 5 yrs     inception
---------------------------------------------------------------------------------------------------------------------
-

Templeton International    5/1/92   3.95%   19.07%   16.27%   12.55%   17.67%   14.87%     7.45% 13.07%   14.77%
Templeton Stock            8/24/88  7.88%   17.14%   13.75%     6.48%  15.74%   12.35%     1.38% 11.14%   12.25%
Templeton Developing
   Markets                 3/1/96   -48.81%   --    -25.10%   -50.21%   --     -26.50%   -55.31%  --     -31.10%

CL-4143 (1/99)